UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  JULY 31, 2005
                                  -------------
                Date of report (Date of earliest event reported)


                       UNIVERSAL INSURANCE HOLDINGS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                           000-20848               65-0231984
------------------------           -----------------------    ------------------
(State or other jurisdiction       (Commission file number)     (IRS Employer
of incorporation or organization)                            Identification No.)


              1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
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                      (Address of Principal Executive Offices)



Registrant's telephone number, including area code:          (954) 958-1200
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02  DEPARTURE OF DIRECTORS OR EXECUTIVE OFFICERS; ELECTION OF DIRECTORS;
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           APPOINTMENT OF PRINCIPAL OFFICERS
           ---------------------------------

     On July 31, 2005, the Board of Directors of the Universal Insurance Holdings, Inc. (the "Company") appointed Sean Downes to the position of Chief Operating Officer and Senior Vice President of the Company. Mr. Downes, 33, has served as Chief Operating Officer and a Director of Universal Property & Casualty Insurance Company, a significant operating subsidiary of the Company, since July 2003. Mr. Downes was Chief Operating Officer of Universal Adjusting Corporation from July 1999 to July 2003. Before joining the Company in July 1999, Mr. Downes was Vice President of Dennis Downes and Associates, a multi-line insurance adjustment corporation.

     The employment agreement for Mr. Downes, effective on January 1, 2005, provides that he will serve as Chief Operating Officer and Senior Vice President of the Company until December 31, 2008 unless the term is extended by the Company. The agreement provides for an annual base salary, which shall be increased by twenty (20) percent each year beginning with the first anniversary of the effective date. In addition, Mr. Downes shall receive an annual bonus of three (3) percent of the pre-tax profits of the Company, and from time to time the Company may grant Mr. Downes options or warrants to purchase the Company's common stock. Mr. Downes is also eligible for other benefits customarily provided by the Company to its executive employees.

     The employment agreement for Mr. Downes also contains provisions regarding pay and benefits upon certain termination and Change in Control events (as such term is defined in the employment agreement) which are normally found in executive employment agreement, as well as noncompete and nondisclosure provisions. If Mr. Downes is terminated for "cause" (as such term is defined in the employment agreement), any accrued but not paid benefits shall no longer be an obligation of the Company. If a Change of Control occurs, Mr. Downes is entitled to salary and bonus for one year in a lump sum and all options or warrants granted to Mr. Downes shall immediately vest and become exercisable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

Exhibits:

99.1 Press Release, dated August 19, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: August 22, 2005              UNIVERSAL INSURANCE HOLDINGS,
      ---------------              INC.



                                   By:  /s/  Bradley I. Meier
                                       --------------------------------
                                         Bradley I. Meier
                                         President & CEO